Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
December 31, 2007
Fourth Quarter and Full Year
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s
Cincinnati Financial Corporation
Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group	A++	—	Aa3	AA-
Standard Market Subsidiaries:
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A+	AA	—	AA-
Ratings are as of February 5, 2008, under continuing review and subject to change and/or affirmation. For the latest ratings, select Ratings tab on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2006. The results of operations for interim periods may not be indicative of results to be expected for the full year. Certain 2006 interim period data has been updated to correct rounding differences.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth-Quarter and Full-Year 2007

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments — when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.
•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

2007 Fourth-Quarter and Full-Year Financial Supplement	3

Cincinnati Financial Corporation
Quick Reference — Fourth Quarter 2007
(all data shown is for the three months ended or as of December 31, 2007)
(Based on reported data — see Pages 27-29 for adjusted data)
(Dollars in millions except share data)

Revenues:

Commercial lines net written premiums	$562
Year-over-year percentage change	(4.6)%
Personal lines net written premiums	$162
Year-over-year percentage change	(2.3)%
Property casualty net written premiums	$724
Year-over-year percentage change	(4.1)%
Commercial lines net earned premiums	$601
Year-over-year percentage change	(3.0)%
Personal lines net earned premiums	$176
Year-over-year percentage change	(3.7)%
Property casualty net earned premiums	$777
Year-over-year percentage change	(3.1)%
Life and accident and health net earned premiums	$32
Year-over-year percentage change	11.0%
Investment income	$157
Year-over-year percentage change	8.5%
Realized gains on investments	$12
Year-over-year percentage change	(2.0)%
Other income	$5
Year-over-year percentage change	4.2%
Total revenues	$983
Year-over-year percentage change	(0.9)%

Income:

Operating income	$179
Year-over-year percentage change	46.4%
Net realized investment gains and losses	$8
Year-over-year percentage change	(4.7)%
Net income	$187
Year-over-year percentage change	43.2%

Per share (diluted):

Operating income	$1.07
Year-over-year percentage change	52.9%
Net realized investment gains and losses	$0.04
Year-over-year percentage change	(20.0)%
Net income	$1.11
Year-over-year percentage change	48.0%
Book value	$35.70
Year-over-year percentage change	(9.3)%
Weighted average shares — diluted	172,167,452
Year-over-year percentage change	(1.9)%

Benefits and expenses:

Commercial lines loss and loss expenses	$310
Year-over-year percentage change	(15.9)%
Personal lines loss and loss expenses	$85
Year-over-year percentage change	(36.2)%
Property casualty loss and loss expenses	$395
Year-over-year percentage change	(21.3)%
Life and accident and health losses and policy benefits	$35
Year-over-year percentage change	15.0%
Operating expenses	$286
Year-over-year percentage change	20.4%
Interest expenses	$13
Year-over-year percentage change	(7.6)%
Total expenses	$729
Year-over-year percentage change	(11.1)%
Income before income taxes	$254
Year-over-year percentage change	47.7%
Total income tax	$67
Year-over-year percentage change	61.7%
Effective tax rate	26.5%

Ratios:

Commercial lines GAAP combined ratio	87.3%
Personal lines GAAP combined ratio	79.7%
Property casualty GAAP combined ratio	85.6%

Commercial lines STAT combined ratio	89.7%
Personal lines STAT combined ratio	81.4%
Property casualty STAT combined ratio	87.9%

Return on equity based upon net income	12.0%
Return on equity based upon operating income	11.5%

Balance Sheet:

Fixed maturity investments	$5,848
Equity securities	6,249
Short-term investments	101
Other invested assets	63

Total invested assets	$12,261

Property casualty and life loss and loss expense reserves	$3,967
Total debt	860
Shareholders’ equity	5,929

2007 Fourth-Quarter and Full-Year Financial Supplement	4

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$821,187,212	$844,769,726	$(23,582,514)	(2.79)	$3,299,041,567	$3,320,696,134	$(21,654,567)	(0.65)
Life	46,505,810	43,271,070	3,234,740	7.48	171,169,598	152,590,039	18,579,559	12.18
Accident health	1,836,071	1,703,987	132,084	7.75	6,977,193	6,652,508	324,685	4.88
Premiums ceded	(60,712,176)	(59,801,313)	(910,863)	1.52	(227,667,790)	(210,353,317)	(17,314,473)	8.23
Total premiums earned	808,816,917	829,943,470	(21,126,553)	(2.55)	3,249,520,568	3,269,585,364	(20,064,796)	(0.61)
Investment income	157,374,940	145,070,824	12,304,116	8.48	607,751,789	570,103,128	37,648,661	6.60
Realized gain on investments	12,084,183	12,324,063	(239,880)	(1.95)	382,230,702	683,701,293	(301,470,591)	(44.09)
Other income	4,880,874	4,682,861	198,013	4.23	19,774,644	18,461,940	1,312,704	7.11
Total revenues	$983,156,914	$992,021,218	$(8,864,304)	(0.89)	$4,259,277,703	$4,541,851,725	$(282,574,022)	(6.22)

Benefits & expenses:
Losses & policy benefits	$460,900,672	$550,901,417	$(90,000,745)	(16.34)	$2,110,380,156	$2,245,203,172	$(134,823,016)	(6.00)
Reinsurance recoveries	(31,151,130)	(18,732,358)	(12,418,772)	66.30	(147,176,200)	(117,399,472)	(29,776,728)	25.36
Commissions	164,183,225	150,038,921	14,144,304	9.43	623,629,441	622,008,105	1,621,336	0.26
Other operating expenses	90,444,253	95,572,466	(5,128,213)	(5.37)	347,808,218	338,085,073	9,723,145	2.88
Interest expense	12,753,818	13,804,440	(1,050,622)	(7.61)	51,457,022	53,116,383	(1,659,361)	(3.12)
Taxes, licenses & fees	18,239,547	18,740,630	(501,083)	(2.67)	75,040,737	76,742,883	(1,702,146)	(2.22)
Incr deferred acq expense	8,241,247	5,382,897	2,858,350	53.10	(8,772,600)	(21,359,500)	12,586,900	(58.93)
Other expenses	5,396,854	4,244,124	1,152,730	27.16	14,436,935	16,342,089	(1,905,154)	(11.66)
Total expenses	$729,008,486	$819,952,537	$(90,944,051)	(11.09)	$3,066,803,709	$3,212,738,733	$(145,935,024)	(4.54)
Income before income taxes	$254,148,428	$172,068,681	$82,079,747	47.70	$1,192,473,994	$1,329,112,992	$(136,638,998)	(10.28)

Provision for income taxes:
Current operating income	$66,757,820	$36,443,951	$30,313,869	83.18	$199,004,461	$155,204,170	$43,800,291	28.22
Realized investments gains and losses	4,445,507	4,310,013	135,494	3.14	136,858,385	249,202,156	(112,343,771)	(45.08)
Deferred	(3,841,764)	895,840	(4,737,604)	(528.84)	1,137,231	(5,497,770)	6,635,001	(120.69)
Total income taxes	$67,361,563	$41,649,804	$25,711,759	61.73	$337,000,077	$398,908,556	$(61,908,479)	(15.52)

Net income	$186,786,865	$130,418,877	$56,367,988	43.22	$855,473,917	$930,204,436	$(74,730,519)	(8.03)
Comprehensive net income	$(403,694,647)	$448,641,905	$(852,336,552)	(189.98)	$(375,607,721)	$1,058,081,420	$(1,433,689,141)	(135.50)

Operating income	$179,148,189	$122,404,830	$56,743,359	46.36	$610,101,600	$495,705,299	$114,396,301	23.08
Net realized investments gains and losses	$7,638,676	$8,014,047	$(375,371)	(4.68)	$245,372,317	$434,499,137	$(189,126,820)	(43.53)

Net income per share:
Operating income	$1.07	$0.71	$0.36	50.70	$3.57	$2.86	$0.71	24.83
Net realized investments gains and losses	0.05	0.04	0.01	25.00	1.44	2.50	(1.06)	(42.40)
Net income per share (basic)	$1.12	$0.75	$0.37	49.33	$5.01	$5.36	$(0.35)	(6.53)
Operating income	$1.07	$0.70	$0.37	52.86	$3.54	$2.82	$0.72	25.53
Net realized investments gains and losses	0.04	0.05	(0.01)	(20.00)	1.43	2.48	(1.05)	(42.34)
Net income per share (diluted)	$1.11	$0.75	$0.36	48.00	$4.97	$5.30	$(0.33)	(6.23)
Dividends per share:
Paid	$0.355	$0.335	$0.02	5.97	$1.40	$1.31	$0.09	6.87
Declared	0.355	0.335	0.02	5.97	$1.42	$1.34	0.08	5.97
Number of shares:
Weighted avg — basic	167,007,116	173,030,127	(6,023,011)	(3.48)	170,595,204	173,423,395	(2,828,191)	(1.63)
Weighted avg — diluted	168,163,752	174,988,162	(6,824,410)	(3.90)	172,167,452	175,451,341	(3,283,889)	(1.87)

2007 Fourth-Quarter and Full-Year Financial Supplement	5

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	CSR	ELIM
Revenues:
Premiums earned:
Property casualty	$3,299,041,567	$—	$3,299,384,836	$—	$—	$—	$—	$(343,269)
Life	171,169,598	—	—	171,169,598	—	—	—	—
Accident health	6,977,193	—	—	6,977,193	—	—	—	—
Premiums ceded	(227,667,790)	—	(174,551,071)	(53,116,719)	—	—	—	—
Total earned premium	3,249,520,568	—	3,124,833,765	125,030,072	—	—	—	(343,269)
Investment income	607,751,789	100,486,597	392,580,307	114,416,869	357,173	271,563	3,045	(363,765)
Realized gain on investments	382,230,702	97,181,904	232,176,239	40,231,015	412,781	(7,168)	—	12,235,931
Other income	19,774,644	10,025,896	4,661,137	4,444,171	10,079,013	2,469,300	—	(11,904,873)
Total revenues	$4,259,277,703	$207,694,397	$3,754,251,448	$284,122,127	$10,848,967	$2,733,695	$3,045	$(375,976)

Benefits & expenses:
Losses & policy benefits	$2,110,380,156	$—	$1,939,058,201	$173,523,103	$—	$—	$—	$(2,201,148)
Reinsurance recoveries	(147,176,200)	—	(106,882,598)	(40,293,602)	—	—	—	—
Commissions	623,629,441	—	598,432,647	25,196,794	—	—	—	—
Other operating expenses	347,808,218	17,042,561	302,566,198	34,666,846	4,487,896	749,826	262,192	(11,967,301)
Interest expense	51,457,022	48,898,521	—	—	2,888,190	—	—	(329,689)
Taxes, licenses & fees	75,040,737	1,212,217	70,051,616	3,605,001	45,125	126,778	—	—
Incr deferred acq expenses	(8,772,600)	—	2,749,119	(11,521,719)	—	—	—	—
Other expenses	14,436,935	—	14,436,827	108	—	—	—	—
Total expenses	$3,066,803,709	$67,153,299	$2,820,412,010	$185,176,531	$7,421,211	$876,604	$262,192	$(14,498,138)

Income before income taxes	$1,192,473,994	$140,541,098	$933,839,438	$98,945,596	$3,427,756	$1,857,091	$(259,147)	$14,122,162

Provision for income taxes:
Current operating income	$199,004,461	$(1,530,715)	$195,217,396	$7,629,012	$1,399,800	$616,493	$(44,949)	$(4,282,576)
Capital gains/losses	136,858,385	35,648,666	82,554,324	14,230,855	144,473	(2,509)	—	4,282,576
Deferred	1,137,231	(1,743,257)	(13,769,174)	12,018,148	(268,968)	3,478	(45,753)	4,942,757
Total income tax	$337,000,077	$32,374,694	$264,002,546	$33,878,015	$1,275,305	$617,462	$(90,702)	$4,942,757

Net income — current year	$855,473,917	$108,166,404	$669,836,892	$65,067,581	$2,152,451	$1,239,629	$(168,445)	$9,179,405

Net income — prior year	$930,204,436	$304,395,166	$557,879,628	$62,697,335	$1,876,129	$1,285,186	$—	$2,070,992

Change in net income	-8.0%	-64.5%	20.1%	3.8%	14.7%	-3.5%	N/A

2007 Fourth-Quarter and Full-Year Financial Supplement	6

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$3,320,696,134	$—	$3,321,610,148	$—	$—	$—	$(914,014)
Life	152,590,039	—	—	152,590,039	—	—	—
Accident health	6,652,508	—	—	6,652,508	—	—	—
Premiums ceded	(210,353,317)	—	(157,587,693)	(52,765,624)	—	—	—
Total earned premium	3,269,585,364	—	3,164,022,455	106,476,923	—	—	(914,014)
Investment income	570,103,128	97,437,082	367,304,753	107,656,860	62,400	209,379	(2,567,346)
Realized gain on investments	683,701,293	410,338,912	225,846,088	44,861,000	(324,417)	5,697	2,974,013
Other income	18,461,940	10,098,558	3,266,830	3,552,294	11,131,714	2,374,373	(11,961,829)
Total revenues	$4,541,851,725	$517,874,552	$3,760,440,126	$262,547,077	$10,869,697	$2,589,449	$(12,469,176)

Benefits & expenses:
Losses & policy benefits	$2,245,203,172	$—	$2,085,421,315	$161,984,990	$—	$—	$(2,203,133)
Reinsurance recoveries	(117,399,472)	—	(77,446,382)	(39,953,090)	—	—	—
Commissions	622,008,105	—	596,188,393	25,819,712	—	—	—
Other operating expenses	338,085,073	19,609,842	292,709,156	31,977,077	5,416,146	626,085	(12,253,233)
Interest expense	53,116,383	50,612,821	888,930	98,000	2,715,584	—	(1,198,952)
Taxes, licenses & fees	76,742,883	1,152,118	72,695,021	3,080,836	(232,648)	47,556	—
Incr deferred acq expenses	(21,359,500)	—	(3,642,356)	(17,717,144)	—	—	—
Other expenses	16,342,089	—	16,341,980	109	—	—	—
Total expenses	$3,212,738,733	$71,374,781	$2,983,156,057	$165,290,490	$7,899,082	$673,641	$(15,655,318)

Income before income taxes	$1,329,112,992	$446,499,771	$777,284,069	$97,256,587	$2,970,615	$1,915,808	$3,186,142

Provision for income taxes:
Current operating income	$155,204,170	$(178,058)	$147,254,816	$6,273,558	$1,232,459	$621,395	$—
Capital gains/losses	249,202,156	153,102,119	80,218,693	15,879,350	—	1,994	—
Deferred	(5,497,770)	(10,819,456)	(8,069,068)	12,406,344	(137,973)	7,233	1,115,150
Total income tax	$398,908,556	$142,104,605	$219,404,441	$34,559,252	$1,094,486	$630,622	$1,115,150

Net income — current year	$930,204,436	$304,395,166	$557,879,628	$62,697,335	$1,876,129	$1,285,186	$2,070,992

Net income — prior year	$601,970,190	$36,770,595	$511,573,782	$47,282,395	$3,072,943	$1,206,078	$2,064,397

Change in net income	54.5%	727.8%	9.1%	32.6%	-38.9%	6.6%

2007 Fourth-Quarter and Full-Year Financial Supplement	7

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2007

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	CSR	ELIM
Revenues:
Premiums earned:
Property casualty	$821,187,212	$—	$821,196,485	$—	$—	$—	$—	$(9,273)
Life	46,505,810	—	—	46,505,810	—	—	—	—
Accident health	1,836,071	—	—	1,836,071	—	—	—	—
Premiums ceded	(60,712,176)	—	(44,194,344)	(16,517,832)	—	—	—	—
Total earned premium	808,816,917	—	777,002,141	31,824,049	—	—	—	(9,273)
Investment income	157,374,940	26,048,205	100,841,548	29,822,571	150,801	74,816	3,045	433,954
Realized gain on investments	12,084,183	(5,970,324)	29,802,182	(11,519,842)	101,191	—	—	(329,024)
Other income	4,880,874	2,536,460	1,350,240	982,465	2,377,727	616,954	—	(2,982,972)
Total revenues	$983,156,914	$22,614,341	$908,996,111	$51,109,243	$2,629,719	$691,770	$3,045	$(2,887,315)

Benefits & expenses:
Losses & policy benefits	$460,900,672	$—	$415,795,751	$45,653,794	$—	$—	$—	$(548,873)
Reinsurance recoveries	(31,151,130)	—	(20,512,028)	(10,639,102)	—	—	—	—
Commissions	164,183,225	—	158,923,102	5,260,123	—	—	—	—
Other operating expenses	90,444,253	3,185,174	77,236,002	11,284,880	1,171,021	226,499	262,192	(2,921,515)
Interest expense	12,753,818	12,301,347	—	—	708,758	—	—	(256,287)
Taxes, licenses & fees	18,239,547	291,948	17,073,630	848,388	9,331	16,250	—	—
Incr deferred acq expenses	8,241,247	—	11,031,989	(2,790,742)	—	—	—	—
Other expenses	5,396,854	—	5,396,854	—	—	—	—	—
Total expenses	$729,008,486	$15,778,469	$664,945,300	$49,617,341	$1,889,110	$242,749	$262,192	$(3,726,675)

Income before income taxes	$254,148,428	$6,835,872	$244,050,811	$1,491,902	$740,609	$449,021	$(259,147)	$839,360

Provision for income taxes:
Current operating income	$66,757,820	$4,709,097	$58,411,169	$3,120,097	$309,062	$138,186	$(44,949)	$115,158
Capital gains/losses	4,445,507	(2,164,614)	10,714,301	(4,026,945)	35,416	2,507	—	(115,158)
Deferred	(3,841,764)	(6,078,191)	943,019	1,103,621	(59,868)	1,632	(45,753)	293,776
Total income tax	$67,361,563	$(3,533,708)	$70,068,489	$196,773	$284,610	$142,325	$(90,702)	$293,776

Net income — current year	$186,786,865	$10,369,580	$173,982,322	$1,295,129	$455,999	$306,696	$(168,445)	$545,584

Net income — prior year	$130,418,876	$12,506,126	$108,185,530	$8,602,213	$487,191	$289,645	$—	$348,171

Change in net income	43.2%	-17.1%	60.8%	-84.9%	-6.4%	5.9%	N/A

2007 Fourth-Quarter and Full-Year Financial Supplement	8

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$844,769,727	$—	$845,479,506	$—	$—	$—	$(709,779)
Life	43,271,070	—	—	43,271,070	—	—	—
Accident health	1,703,987	—	—	1,703,987	—	—	—
Premiums ceded	(59,801,314)	—	(43,501,451)	(16,299,863)	—	—	—
Total earned premium	829,943,470	—	801,978,055	28,675,194	—	—	(709,779)
Investment income	145,070,825	24,550,476	93,654,263	27,053,035	15,600	57,244	(259,793)
Realized gain on investments	12,324,061	1,862,472	7,323,470	2,533,775	217,084	(8,277)	395,537
Other income	4,682,861	2,536,489	723,643	992,375	2,806,674	621,838	(2,998,158)
Total revenues	$992,021,217	$28,949,437	$903,679,431	$59,254,379	$3,039,358	$670,805	$(3,572,193)

Benefits & expenses:
Losses & policy benefits	$550,901,417	$—	$507,755,637	$43,696,578	$—	$—	$(550,798)
Reinsurance recoveries	(18,732,359)	—	(5,484,567)	(13,247,792)	—	—	—
Commissions	150,038,921	—	144,113,098	5,925,823	—	—	—
Other operating expenses	95,572,467	4,960,848	80,278,976	12,192,870	1,461,656	230,387	(3,552,270)
Interest expense	13,804,440	12,460,505	496,480	98,000	754,228	—	(4,773)
Taxes, licenses & fees	18,740,629	284,596	17,498,941	935,887	9,316	11,889	—
Incr deferred acq expenses	5,382,897	—	8,862,341	(3,479,444)	—	—	—
Other expenses	4,244,124	—	4,244,123	1	—	—	—
Total expenses	$819,952,536	$17,705,949	$757,765,029	$46,121,923	$2,225,200	$242,276	$(4,107,841)

Income before income taxes	$172,068,681	$11,243,488	$145,914,402	$13,132,456	$814,158	$428,529	$535,648

Provision for income taxes:
Current operating income	$36,443,952	$3,406,871	$31,617,921	$953,701	$322,879	$142,580	$—
Capital gains/losses	4,310,014	661,562	2,703,528	947,821	—	(2,897)	—
Deferred	895,839	(5,331,071)	3,407,423	2,628,721	4,088	(799)	187,477
Total income tax	$41,649,805	$(1,262,638)	$37,728,872	$4,530,243	$326,967	$138,884	$187,477

Net income — current year	$130,418,876	$12,506,126	$108,185,530	$8,602,213	$487,191	$289,645	$348,171

Net income — prior year	$182,672,096	$9,037,150	$156,687,048	$15,812,588	$421,720	$298,051	$415,539

Change in net income	-28.6%	38.4%	-31.0%	-45.6%	15.5%	-2.8%

2007 Fourth-Quarter and Full-Year Financial Supplement	9

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	December 31,	December 31,
	2007	2006

	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2007—$5,783; 2006—$5,739) (includes securities pledged to creditors of $745 at December 31, 2007)	$5,848	$5,805
Equity securities, at fair value (cost: 2007—$2,975; 2006—$2,621)	6,249	7,799
Short-term investments, at fair value (amortized cost: 2007—$101; 2006—$95)	101	95
Other invested assets	63	60

Total investments	12,261	13,759

Cash and cash equivalents	226	202
Securities lending collateral	760	—
Investment income receivable	124	121
Finance receivable	92	108
Premiums receivable	1,107	1,128
Reinsurance receivable	754	683
Prepaid reinsurance premiums	13	13
Deferred policy acquisition costs	461	453
Land, building and equipment, net, for company use (accumulated depreciation: 2007—$276; 2006—$261)	239	193
Other assets	72	58
Separate accounts	528	504

Total assets	$16,637	$17,222

Liabilities
Insurance reserves
Losses and loss expense	$3,967	$3,896
Life policy reserves	1,478	1,409
Unearned premiums	1,564	1,579
Securities lending payable	760	—
Other liabilities	574	533
Deferred income tax	977	1,653
Notes payable	69	49
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	528	504

Total liabilities	10,708	10,414

Shareholders’ equity
Common stock, par value-$2 per share; authorized: 2007-500 million shares, 2006- 500 million shares; issued: 2007-196 million shares, 2006-196 million shares	393	391
Paid-in capital	1,049	1,015
Retained Earnings	3,404	2,786
Accumulated other comprehensive income	2,151	3,379
Treasury stock at cost (2007—30 million shares, 2006—23 million shares)	(1,068)	(763)

Total shareholders’ equity	5,929	6,808

Total liabilities and shareholders’ equity	$16,637	$17,222

2007 Fourth-Quarter and Full-Year Financial Supplement	10

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net income	$855	$930	$602	$584	$374	$238	$193	$118	$255	$242
One-time item	—	—	—	—	15	—	—	(25)	—	—

Net income before one-time item	855	930	602	584	359	238	193	143	255	242
Net realized investment gains and losses	245	434	40	60	(27)	(62)	(17)	(2)	—	43

Operating income before one-time item	610	496	562	524	386	300	210	145	255	199
Less catastrophe losses	(17)	(113)	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)

Operating income before catastrophe losses and one-time item	$627	$609	$644	$620	$449	$357	$252	$178	$279	$260

Diluted per share data
Net income	$4.97	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28
One-time item	—	—	—	—	0.09	—	—	(0.14)	—	—

Net income before one-time item	4.97	5.30	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28
Net realized investment gains and losses	1.43	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	—	0.23

Operating income before one-time item	3.54	2.82	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05
Less catastrophe losses	(0.10)	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)

Operating income before catastrophe losses and one-time item	$3.64	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37

Return on equity
Return on average equity	13.4%	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%
One-time item	—	—	—	—	(0.3)	—	—	0.4	—	—

Return on average equity before one-time item	13.4%	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%

Return on equity based on comprehensive income
ROE based on comprehensive income	(5.9)%	16.4%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%
One-time item	—	—	—	—	(0.3)	—	—	0.4	—	—

ROE based on comprehensive income before one-time item	(5.9)%	16.4%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%

Investment income
Investment income, net of expenses	$608	$570	$526	$492	$465	$445	$421	$415	$387	$368
BOLI	—	—	—	—	—	—	—	(5)	—	—

Investment income before BOLI	$608	$570	$526	$492	$465	$445	$421	$410	$387	$368

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2007 Fourth-Quarter and Full-Year Financial Supplement	11

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net income	$187	$124	$351	$194	$130	$115	$132	$552	$545	$684	$669	$800	$855	$930
Net realized investment gains and losses	8	10	187	41	8	—	6	421	228	426	238	427	245	434

Operating income	179	114	164	153	122	115	126	131	317	258	431	373	610	496
Less catastrophe losses	1	(9)	(7)	(2)	(29)	(18)	(41)	(26)	(9)	(67)	(18)	(85)	(17)	(113)

Operating income before catastrophe losses	$178	$123	$171	$155	$151	$133	$167	$157	$326	$325	$449	$458	$627	$609

Diluted per share data
Net income	$1.11	$0.72	$2.02	$1.11	$0.75	$0.66	$0.76	$3.13	$3.13	$3.90	$3.86	$4.56	$4.97	$5.30
Net realized investment gains and losses	0.04	0.06	1.08	0.23	0.05	—	0.04	2.39	1.31	2.43	1.37	2.43	1.43	2.48

Operating income	1.07	0.66	0.94	0.88	0.70	0.66	0.72	0.74	1.82	1.47	2.49	2.13	3.54	2.82
Less catastrophe losses	0.01	(0.05)	(0.04)	(0.01)	(0.16)	(0.10)	(0.24)	(0.14)	(0.05)	(0.38)	(0.10)	(0.48)	(0.10)	(0.65)

Operating income before catastrophe losses	$1.06	$0.71	$0.98	$0.89	$0.86	$0.76	$0.96	$0.88	$1.87	$1.85	$2.59	$2.61	$3.64	$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Fourth-Quarter and Full-Year Financial Supplement	12

Cincinnati Financial Corporation
Top Holdings — Common Stocks

(Dollars in millions)	As of and for twelve months ended December 31, 2007
				Earned
	Actual	Fair	Percent of	dividend
	cost	value	fair value	income

Fifth Third Bancorp	$185	$1,691	28.1%	$121
The Procter & Gamble Company	206	552	9.2	10
Exxon Mobil Corporation	58	484	8.0	8
U.S. Bancorp	270	332	5.5	16
PNC Financial Services Group, Inc.	62	309	5.1	12
AllianceBernstein Holding L.P.	113	295	4.9	17
Johnson & Johnson	218	267	4.5	6
Wyeth	62	196	3.3	5
Wells Fargo & Company	128	194	3.2	7
Huntington Bancshares Inc	188	152	2.5	4
Piedmont Natural Gas Company, Inc.	64	147	2.4	6
Wachovia Corp	186	140	2.3	6
National City Corporation	132	140	2.3	16
Chevron Corporation	56	123	2.1	3
General Electric Co.	106	116	1.9	3
All other common stock holdings	681	882	14.7	31

Total	$2,715	$6,020	100.0%	$271

2007 Fourth-Quarter and Full-Year Financial Supplement	13

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$8,940	$9,586	$9,850	$9,837	$9,882	$9,393	$8,987	$9,261
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	58	23	(30)	44	47	51	(55)	2
Equities — Pretax Net Unrealized Gain (Loss)	2,077	2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and Loss Expense Reserves — STAT	3,398	3,461	3,374	3,373	3,356	3,314	3,237	3,169
Surplus — STAT	4,306	4,782	4,937	4,741	4,750	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$1,887	$1,952	$1,922	$1,938	$1,916	$1,893	$1,803	$1,827
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	6	4	(4)	20	15	17	(17)	6
Equities — Pretax Net Unrealized Gain (Loss)	162	225	254	305	307	271	238	256
Retained Earnings — GAAP	685	724	730	739	719	688	652	666
Surplus — STAT	477	485	491	483	479	461	459	470

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$8,947	$8,833	$8,802	$8,710	$8,806	$8,523	$6,599	$6,882
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	50	86	152	99	188	158	84	190
Equities — Pretax Net Unrealized Gain (Loss)	2,803	2,807	2,903	2,931	3,135	1,746	1,740	1,924
Loss and Loss Expense Reserves — STAT	3,111	3,150	3,065	3,031	2,977	3,036	2,952	2,901
Surplus — STAT	4,220	4,224	4,180	4,065	4,196	4,037	2,871	2,791

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$1,788	$1,797	$1,748	$1,688	$1,637	$1,695	$1,637	$1,652
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	31	45	70	53	82	76	49	94
Equities — Pretax Net Unrealized Gain (Loss)	266	274	275	257	274	261	252	266
Retained Earnings — GAAP	651	348	655	622	639	612	584	610
Surplus — STAT	451	447	447	440	439	409	401	395

2007 Fourth-Quarter and Full-Year Financial Supplement	14

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$821,196,485	$845,479,506	$(24,283,021)	(2.87)	$3,299,384,836	$3,321,610,148	$(22,225,312)	(0.67)
Life	—	—	—	—	—	—	—	—
Accident health	—	—	—	—	—	—	—	—
Premiums ceded	(44,194,344)	(43,501,451)	(692,893)	1.59	(174,551,071)	(157,587,693)	(16,963,378)	10.76
Total premiums earned	777,002,141	801,978,055	(24,975,914)	(3.11)	3,124,833,765	3,164,022,455	(39,188,690)	(1.24)
Investment income	100,841,548	93,654,263	7,187,285	7.67	392,580,307	367,304,753	25,275,554	6.88
Realized gain on investments	29,802,182	7,323,470	22,478,712	306.94	232,176,239	225,846,088	6,330,151	2.80
Other income	1,350,240	723,643	626,597	86.59	4,661,137	3,266,830	1,394,307	42.68
Total revenues	$908,996,111	$903,679,431	$5,316,680	0.59	$3,754,251,448	$3,760,440,126	$(6,188,678)	(0.16)

Benefits & expenses:
Losses & policy benefits	$415,795,751	$507,755,637	$(91,959,886)	(18.11)	$1,939,058,201	$2,085,421,315	$(146,363,114)	(7.02)
Reinsurance recoveries	(20,512,028)	(5,484,567)	(15,027,461)	274.00	(106,882,598)	(77,446,382)	(29,436,216)	38.01
Commissions	158,923,102	144,113,098	14,810,004	10.28	598,432,647	596,188,393	2,244,254	0.38
Other operating expenses	77,236,002	80,278,976	(3,042,974)	(3.79)	302,566,198	292,709,156	9,857,042	3.37
Interest expense	—	496,480	(496,480)	—	—	888,930	(888,930)	—
Taxes, licenses & fees	17,073,630	17,498,941	(425,311)	(2.43)	70,051,616	72,695,021	(2,643,405)	(3.64)
Incr deferred acq expense	11,031,989	8,862,341	2,169,648	24.48	2,749,119	(3,642,356)	6,391,475	(175.48)
Other expenses	5,396,854	4,244,123	1,152,731	27.16	14,436,827	16,341,980	(1,905,153)	(11.66)
Total expenses	$664,945,300	$757,765,029	$(92,819,729)	(12.25)	$2,820,412,010	$2,983,156,057	$(162,744,047)	(5.46)
Income before income taxes	$244,050,811	$145,914,402	$98,136,409	67.26	$933,839,438	$777,284,069	$156,555,369	20.14

Provision for income taxes:
Current operating income	$58,411,169	$31,617,921	$26,793,248	84.74	$195,217,396	$147,254,816	$47,962,580	32.57
Current realized investments gains and losses	10,714,301	2,703,528	8,010,773	296.31	82,554,324	80,218,693	2,335,631	2.91
Deferred	943,019	3,407,423	(2,464,404)	(72.32)	(13,769,174)	(8,069,068)	(5,700,106)	70.64
Total income taxes	$70,068,489	$37,728,872	$32,339,617	85.72	$264,002,546	$219,404,441	$44,598,105	20.33

Net income	$173,982,322	$108,185,530	$65,796,792	60.82	$669,836,892	$557,879,628	$111,957,264	20.07

2007 Fourth-Quarter and Full-Year Financial Supplement	15

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2007	2006	% Change	2007	2006	% Change
Underwriting income
Net premiums written	$724,187,641	$755,245,797	(4.11)	$3,116,514,912	$3,178,105,582	(1.94)
Unearned premiums increase	(52,814,420)	(46,732,257)	13.01	(8,318,774)	14,083,124	(159.07)
Earned premiums	777,002,061	801,978,054	(3.11)	3,124,833,686	3,164,022,457	(1.24)

Losses incurred	$291,512,942	$379,133,413	(23.11)	$1,457,860,156	$1,640,711,403	(11.14)
Allocated loss expenses incurred	62,766,784	71,979,236	(12.80)	195,930,636	183,420,723	6.82
Unallocated loss expenses incurred	41,003,996	51,158,422	(19.85)	178,384,811	183,842,807	(2.97)
Other underwriting expenses incurred	260,736,489	246,289,916	5.87	972,581,974	948,113,154	2.58
Workers compensation dividend incurred	7,035,552	5,135,756	36.99	15,087,864	17,343,175	(13.00)

Total underwriting deductions	$663,055,764	$753,696,744	(12.03)	$2,819,845,441	$2,973,431,262	(5.17)

Net underwriting gain (loss)	$113,946,297	$48,281,310	136.00	$304,988,244	$190,591,195	60.02

Investment income
Gross investment income earned	$100,164,635	$94,867,708	5.58	$396,757,569	$371,912,860	6.68
Net investment income earned	100,375,194	93,654,263	7.18	391,822,759	367,304,753	6.68
Net realized capital gains	22,573,145	4,677,265	382.61	157,929,417	146,526,143	7.78
Net investment gains (excl. subs)	$122,948,339	$98,331,529	25.03	$549,752,176	$513,830,897	6.99
Dividend from subsidiary	—	12,000,000	—	—	26,000,000	—
Net investment gains	$122,948,339	$110,331,529	11.44	$549,752,176	$539,830,897	1.84

Other income	$1,165,955	$618,259	88.59	$3,960,135	$2,488,123	59.16

Net income before federal income taxes	$238,060,591	$159,231,098	49.51	$858,700,555	$732,910,214	17.16
Federal and foreign income taxes incurred	$55,496,700	$30,398,414	82.56	$186,877,064	$143,561,772	30.17

Net income (statutory)	$182,563,891	$128,832,684	41.71	$671,823,492	$589,348,442	13.99

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	16

Cincinnati Insurance Group — Consolidated
Statutory Quarterly Analysis
(Based on reported data — see Page 27 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net premiums written	$724	$736	$810	$846	$755	$780	$814	$829	$1,656	$1,643	$2,393	$2,422	$3,117	$3,178
Net premiums earned	$777	$777	$786	$785	$802	$791	$793	$778	$1,571	$1,570	$2,348	$2,362	$3,125	$3,164

Losses paid	$375	$363	$380	$365	$375	$367	$381	$347	$744	$727	$1,107	$1,094	$1,481	$1,469
Loss reserve change	(83)	69	(16)	6	4	66	59	42	(9)	101	60	168	(24)	172
Total losses incurred	$292	$432	$364	$371	$379	$433	$440	$389	$735	$828	$1,167	$1,262	$1,457	$1,641
Allocated loss expense paid	37	29	33	31	37	33	31	28	65	58	94	91	131	127
Allocated loss expense reserve change	26	15	16	8	35	7	7	5	24	13	39	20	65	56
Total allocated loss expense incurred	$63	$44	$49	$39	$72	$40	$38	$33	$89	$71	$133	$111	$196	$183
Unallocated loss expense paid	46	44	41	46	49	40	38	40	87	78	132	118	178	167
Unallocated loss expense reserve change	(6)	4	1	2	2	3	2	10	3	12	6	15	2	17
Total unallocated loss expense incurred	$40	$48	$42	$48	$51	$43	$40	$50	$90	$90	$138	$133	$180	$184
Underwriting expenses incurred	267	230	242	249	251	243	231	239	489	471	719	714	988	965

Underwriting profit (loss)	$115	$23	$89	$78	$49	$32	$44	$67	$168	$110	$191	$142	$304	$191

Ratio Data
Loss ratio	37.5%	55.6%	46.3%	47.2%	47.3%	54.8%	55.4%	50.0%	46.8%	52.7%	49.7%	53.4%	46.7%	51.9%
Allocated loss expense ratio	8.1	5.7	6.3	5.0	9.0	5.0	4.8	4.3	5.7	4.6	5.7	4.7	6.3	5.8
Unallocated loss expense ratio	5.3	6.1	5.3	6.1	6.4	5.4	5.1	6.4	5.7	5.7	5.8	5.6	5.7	5.8
Net underwriting expense ratio	37.0	31.3	29.8	29.4	33.2	31.2	28.4	29.0	29.5	28.7	30.1	29.5	31.7	30.4

Statutory combined ratio	87.9%	98.7%	87.7%	87.7%	95.9%	96.4%	93.7%	89.7%	87.7%	91.7%	91.3%	93.2%	90.4%	93.9%
Statutory combined ratio excluding catastrophes	88.1%	97.0%	86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.2%	90.1%	87.7%	89.5%	88.4%

Loss Detail
New losses $250,000-$500,000	$29	$24	$22	$23	$21	$22	$21	$23	$45	$44	$69	$66	$98	$87
New losses $500,000-$750,000	16	14	15	15	14	16	11	9	30	20	44	36	60	50
New losses $750,000-$1,000,000	13	9	9	10	10	11	9	7	19	16	28	27	41	37
New losses $1,000,000-$2,000,000	24	26	26	28	25	25	22	9	54	31	80	56	104	81
New losses $2,000,000-$4,000,000	36	50	17	22	37	35	22	23	39	45	89	80	125	117
New losses greater than $4,000,000	—	5	—	—	—	—	—	—	—	—	5	—	5	—
Case reserve development above $250,000	68	50	48	53	64	51	59	50	101	109	151	160	219	224

Large losses subtotal	$186	$178	$137	$151	$171	$160	$144	$121	$288	$265	$466	$425	$652	$596
IBNR incurred	(43)	—	7	7	(57)	11	(5)	6	15	1	15	11	(25)	(47)
Catastrophe losses incurred	(2)	13	11	3	44	27	64	39	15	103	28	131	26	175
Remaining incurred	151	241	209	210	221	235	237	223	417	459	658	695	804	917

Total losses incurred	$292	$432	$364	$371	$379	$433	$440	$389	$735	$828	$1,167	$1,262	$1,457	$1,641

Loss Ratio
New losses $250,000-$500,000	3.7%	3.1%	2.8%	2.9%	2.6%	2.8%	2.6%	3.0%	2.9%	2.8%	2.9%	2.8%	3.1%	2.7%
New losses $500,000-$750,000	2.1	1.8	1.9	1.9	1.7	2.0	1.5	1.2	1.9	1.3	1.9	1.5	1.9	1.6
New losses $750,000-$1,000,000	1.7	1.2	1.1	1.3	1.2	1.4	1.2	0.9	1.2	1.0	1.2	1.1	1.3	1.2
New losses $1,000,000-$2,000,000	3.1	3.3	3.3	3.6	3.1	3.2	2.8	1.2	3.4	2.1	3.4	2.4	3.3	2.6
New losses $2,000,000-$4,000,000	4.6	6.4	2.2	2.8	4.6	4.4	2.8	3.0	2.5	2.9	3.8	3.4	4.0	3.7
New losses greater than $4,000,000	—	0.6	—	—	—	—	—	—	—	—	0.2	—	0.2	—
Case reserve development above $250,000	8.8	6.4	6.1	6.8	8.0	6.3	7.4	6.4	6.4	6.9	6.4	6.8	7.0	7.1

Large losses subtotal	23.9%	22.9%	17.4%	19.2%	21.3%	20.1%	18.4%	15.6%	18.3%	17.0%	19.8%	18.0%	20.9%	18.8%
IBNR incurred	(5.5)	—	0.9	1.0	(7.2)	1.3	(0.6)	0.8	0.9	0.1	0.6	0.5	(0.9)	(1.4)
Total catastrophe losses incurred	(0.2)	1.7	1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5	1.2	5.5	0.8	5.5
Remaining incurred	19.3	31.0	26.6	26.6	27.7	29.9	29.6	28.6	26.7	29.1	28.1	29.4	25.9	29.0

Total loss ratio	37.5%	55.6%	46.3%	47.2%	47.3%	54.8%	55.4%	50.0%	46.8%	52.7%	49.7%	53.4%	46.7%	51.9%

Loss Claim Count
New losses $250,000-$500,000	88	75	67	72	64	66	62	72	139	134	214	200	302	264
New losses $500,000-$750,000	27	25	26	24	22	27	18	15	50	33	75	60	102	82
New losses $750,000-$1,000,000	16	11	11	12	12	12	11	8	23	19	34	31	50	43
New losses $1,000,000-$2,000,000	18	21	21	21	21	20	16	7	42	23	63	43	81	64
New losses $2,000,000-$4,000,000	12	16	5	7	11	12	7	7	12	14	28	26	40	37
New losses greater than $4,000,000	—	1	—	—	—	—	—	—	—	—	1	—	1	—
Case reserve development above $250,000	112	93	82	93	94	101	101	84	175	185	268	286	380	380

Large losses total	273	242	212	229	224	238	215	193	441	408	683	646	956	870

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	17

Cincinnati Insurance Group — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 28 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net premiums written	$562	$544	$613	$693	$589	$582	$603	$668	$1,306	$1,271	$1,851	$1,852	$2,413	$2,442
Net premiums earned	$601	$600	$606	$604	$619	$602	$599	$582	$1,210	$1,181	$1,810	$1,783	$2,411	$2,402

Losses paid	$272	$253	$270	$259	$256	$247	$251	$234	$530	$485	$783	$732	$1,055	$988
Loss reserve change	(53)	66	(12)	23	5	63	53	53	11	105	77	169	23	174
Total losses incurred	$219	$319	$258	$282	$261	$310	$304	$287	$541	$590	$860	$901	$1,078	$1,162
Allocated loss expense paid	33	26	30	28	33	29	28	25	58	52	84	81	117	114
Allocated loss expense reserve change	27	16	16	8	37	7	6	5	24	12	40	19	67	56
Total allocated loss expense incurred	$60	$42	$46	$36	$70	$36	$34	$30	$82	$64	$124	$100	$184	$170
Unallocated loss expense paid	34	31	30	33	34	27	27	28	63	54	94	82	128	116
Unallocated loss expense reserve change	(3)	4	1	3	3	3	2	10	4	13	8	15	5	18
Total unallocated loss expense incurred	$31	$35	$31	$36	$37	$30	$29	$38	$67	$67	$102	$97	$133	$134
Underwriting expenses incurred	215	170	179	193	194	184	171	177	371	349	541	532	757	726

Underwriting profit (loss)	$76	$34	$92	$57	$57	$42	$61	$50	$149	$111	$183	$153	$259	$210

Ratio Data
Loss ratio	36.4%	53.2%	42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%	47.5%	50.5%	44.8%	48.4%
Allocated loss expense ratio	9.9	7.0	7.6	5.9	11.3	6.0	5.7	5.1	6.8	5.4	6.8	5.6	7.6	7.0
Unallocated loss expense ratio	5.2	5.8	5.1	5.9	6.0	5.0	4.9	6.5	5.5	5.7	5.6	5.4	5.5	5.6
Net underwriting expense ratio	38.2	31.2	29.1	27.9	32.9	31.6	28.3	26.7	28.4	27.4	29.3	28.8	31.4	29.7

Statutory combined ratio	89.7%	97.2%	84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.5%	89.2%	90.3%	89.3%	90.7%
Statutory combined ratio excluding catastrophes	89.7%	97.1%	83.6%	84.7%	90.6%	91.7%	84.1%	82.4%	84.1%	83.2%	88.3%	86.0%	88.6%	87.1%

Loss Detail
New losses $250,000-$500,000	$21	$18	$16	$18	$17	$17	$15	$15	$34	$30	$52	$47	$73	$64
New losses $500,000-$750,000	14	11	12	12	10	12	10	8	24	18	35	30	49	40
New losses $750,000-$1,000,000	11	8	6	9	10	7	6	5	15	11	23	18	34	28
New losses $1,000,000-$2,000,000	19	25	23	23	21	21	19	7	46	26	71	47	90	68
New losses $2,000,000-$4,000,000	34	43	13	22	37	30	20	23	35	43	78	73	112	110
New losses greater than $4,000,000	—	5	—	—	—	—	—	—	—	—	5	—	5	—
Case reserve development above $250,000	60	45	46	49	58	46	52	45	95	97	140	143	200	201

Large losses subtotal	$159	$155	$116	$133	$153	$133	$122	$103	$249	$225	$404	$358	$563	$511
IBNR incurred	(29)	—	6	7	(45)	10	(6)	6	14	—	14	10	(12)	(36)
Catastrophe losses incurred	—	1	5	10	11	14	34	29	16	63	17	77	16	89
Remaining incurred	89	163	131	132	142	153	154	149	262	302	425	456	511	598

Total losses incurred	$219	$319	$258	$282	$261	$310	$304	$287	$541	$590	$860	$901	$1,078	$1,162

Loss Ratio
New losses $250,000-$500,000	3.4%	3.0%	2.6%	2.8%	2.5%	2.8%	2.6%	2.6%	2.7%	2.5%	2.9%	2.8%	2.9%	2.7%
New losses $500,000-$750,000	2.2	1.8	2.0	2.0	1.5	2.0	1.8	1.4	2.0	1.5	1.9	1.9	2.0	1.7
New losses $750,000-$1,000,000	1.8	1.3	1.0	1.5	1.5	1.2	1.0	0.9	1.2	0.9	1.3	1.1	1.4	1.2
New losses $1,000,000-$2,000,000	3.2	4.2	3.8	3.8	3.5	3.5	3.3	1.2	3.8	2.2	3.9	2.6	3.7	2.8
New losses $2,000,000-$4,000,000	5.7	7.2	2.1	3.6	6.2	5.0	3.3	4.0	2.9	3.7	4.3	4.2	4.5	4.6
New losses greater than $4,000,000	—	0.8	—	—	—	—	—	—	—	—	0.3	—	0.2	—
Case reserve development above $250,000	10.1	7.5	7.6	8.1	9.4	7.6	8.7	7.6	7.8	8.2	7.6	7.5	8.3	8.4

Large losses subtotal	26.4%	25.8%	19.1%	21.8%	24.6%	22.1%	20.7%	17.6%	20.4%	19.2%	22.2%	20.2%	23.2%	21.3%
IBNR incurred	(4.8)	—	1.0	1.2	(7.3)	1.7	(1.0)	0.9	1.1	—	0.8	0.6	(0.5)	(1.5)
Total catastrophe losses incurred	—	0.2	0.8	1.8	1.9	2.4	5.6	5.2	1.3	5.3	0.9	4.3	0.7	3.7
Remaining incurred	14.8	27.2	21.7	22.0	23.0	25.3	25.4	25.5	21.9	25.5	23.6	25.4	21.4	24.9

Total loss ratio	36.4%	53.2%	42.6%	46.8%	42.2%	51.5%	50.7%	49.2%	44.7%	50.0%	47.5%	50.5%	44.8%	48.4%

Loss Claim Count
New losses $250,000-$500,000	64	57	49	57	50	51	46	48	106	94	163	145	227	195
New losses $500,000-$750,000	23	20	21	20	16	21	17	14	41	31	61	52	84	68
New losses $750,000-$1,000,000	13	9	7	11	12	8	7	6	18	13	27	21	40	33
New losses $1,000,000-$2,000,000	14	20	19	17	18	17	14	5	36	19	56	36	70	54
New losses $2,000,000-$4,000,000	11	14	4	7	11	10	6	7	11	13	25	23	36	34
New losses greater than $4,000,000	—	1	—	—	—	—	—	—	—	—	1	—	1	—
Case reserve development above $250,000	96	80	75	85	81	88	89	72	160	161	240	249	336	330

Large losses total	221	201	175	197	188	195	179	152	372	331	573	526	794	714

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	18

Cincinnati Insurance Group — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 29 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Net premiums written	$162	$192	$197	$153	$166	$198	$211	$161	$350	$372	$542	$570	$704	$736
Net premiums earned	$176	$177	$180	$181	$183	$189	$194	$196	$361	$389	$538	$579	$714	$762

Losses paid	$103	$110	$110	$105	$119	$120	$130	$113	$214	$242	$324	$362	$426	$481
Loss reserve change	(30)	3	(4)	(17)	(1)	3	6	(11)	(20)	(4)	(17)	(1)	(47)	(2)
Total losses incurred	$73	$113	$106	$88	$118	$123	$136	$102	$194	$238	$307	$361	$379	$479
Allocated loss expense paid	4	3	3	3	4	4	3	3	7	6	10	10	14	13
Allocated loss expense reserve change	(1)	(1)	—	—	(2)	—	1	—	—	1	(1)	1	(2)	—
Total allocated loss expense incurred	$3	$2	$3	$3	$2	$4	$4	$3	$7	$7	$9	$11	$12	$13
Unallocated loss expense paid	12	13	11	13	15	13	11	12	24	24	38	36	50	51
Unallocated loss expense reserve change	(3)	—	—	(1)	(1)	—	—	—	(1)	(1)	(2)	—	(3)	(1)
Total unallocated loss expense incurred	$9	$13	$11	$12	$14	$13	$11	$12	$23	$23	$36	$36	$47	$50
Underwriting expenses incurred	52	60	63	56	57	59	60	62	118	122	178	182	231	239

Underwriting profit (loss)	$39	$(11)	$(3)	$22	$(8)	$(10)	$(17)	$17	$19	$(1)	$8	$(11)	$45	$(19)

Ratio Data
Loss ratio	41.3%	63.8%	58.6%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%	57.1%	62.4%	53.2%	62.9%
Allocated loss expense ratio	1.8	1.4	1.9	1.8	1.2	1.9	2.1	1.7	1.9	1.9	1.7	2.0	1.7	1.7
Unallocated loss expense ratio	5.5	7.3	6.2	6.6	7.8	6.6	5.8	6.2	6.4	6.0	6.7	6.1	6.4	6.6
Net underwriting expense ratio	32.8	31.1	31.9	36.2	34.3	30.4	28.5	38.0	33.7	32.6	32.8	31.8	32.8	32.4

Statutory combined ratio	81.4%	103.6%	98.6%	93.5%	107.7%	104.0%	106.4%	98.1%	95.8%	101.6%	98.3%	102.3%	94.1%	103.6%
Statutory combined ratio excluding catastrophes	82.4%	96.6%	95.1%	97.6%	89.8%	97.0%	90.8%	93.1%	96.1%	91.3%	96.2%	93.0%	92.8%	92.3%

Loss Detail
New losses $250,000-$500,000	$8	$6	$6	$5	$4	$5	$6	$8	$11	$14	$17	$19	$25	$23
New losses $500,000-$750,000	2	3	3	3	4	4	1	1	6	2	9	6	11	10
New losses $750,000-$1,000,000	2	1	3	1	—	4	3	2	4	5	5	9	7	9
New losses $1,000,000-$2,000,000	5	1	3	5	4	4	3	2	8	5	9	9	14	13
New losses $2,000,000-$4,000,000	2	7	4	—	—	5	2	—	4	2	11	7	13	7
New losses greater than $4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Case reserve development above $250,000	8	5	2	4	6	5	7	5	6	12	11	17	19	23

Large losses subtotal	$27	$23	$21	$18	$18	$27	$22	$18	$39	$40	$62	$67	$89	$85
IBNR incurred	(14)	—	1	—	(12)	1	1	—	1	1	1	1	(13)	(11)
Catastrophe losses incurred	(2)	12	6	(7)	33	13	30	10	(1)	40	11	54	10	86
Remaining incurred	62	78	78	77	79	82	83	74	155	157	233	239	293	319

Total losses incurred	$73	$113	$106	$88	$118	$123	$136	$102	$194	$238	$307	$361	$379	$479

Loss Ratio
New losses $250,000-$500,000	4.5%	3.4%	3.3%	3.0%	2.3%	2.4%	2.7%	4.1%	3.1%	3.6%	3.3%	3.0%	3.6%	2.8%
New losses $500,000-$750,000	1.1	1.7	1.7	1.9	2.2	1.9	0.4	0.5	1.8	0.5	1.7	0.9	1.5	1.1
New losses $750,000-$1,000,000	1.1	0.6	1.7	0.7	—	2.0	1.3	1.0	1.1	1.3	0.9	1.5	1.0	1.0
New losses $1,000,000-$2,000,000	2.8	0.6	1.7	3.0	2.2	2.2	2.0	1.0	2.3	1.3	1.7	1.8	2.0	2.0
New losses $2,000,000-$4,000,000	1.0	4.1	2.2	—	—	2.7	1.4	—	1.1	0.5	2.1	1.3	1.8	1.0
New losses greater than $4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Case reserve development above $250,000	4.4	2.9	1.2	2.2	3.4	2.2	3.5	2.6	1.8	3.1	2.1	2.9	2.7	3.0

Large losses subtotal	15.1%	13.2%	11.8%	10.6%	10.0%	13.6%	11.4%	9.2%	11.2%	10.3%	11.8%	11.4%	12.6%	11.0%
IBNR incurred	(7.8)	—	0.4	—	(6.8)	0.1	0.7	—	0.2	0.3	0.1	0.3	(1.8)	(1.4)
Total catastrophe losses incurred	(1.0)	7.0	3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3	2.1	9.3	1.3	11.3
Remaining incurred	35.0	43.6	42.9	42.4	43.3	44.3	42.3	38.0	42.7	40.2	43.1	41.4	41.1	42.0

Total loss ratio	41.3%	63.8%	58.6%	48.9%	64.4%	65.1%	70.0%	52.2%	53.8%	61.1%	57.1%	62.4%	53.2%	62.9%

Loss Claim Count
New losses $250,000-$500,000	24	18	18	15	14	15	16	24	33	40	51	55	75	69
New losses $500,000-$750,000	4	5	5	4	6	6	1	1	9	2	14	8	18	14
New losses $750,000-$1,000,000	3	2	4	1	—	4	4	2	5	6	7	10	10	10
New losses $1,000,000-$2,000,000	4	1	2	4	3	3	2	2	6	4	7	7	11	10
New losses $2,000,000-$4,000,000	1	2	1	—	—	2	1	—	1	1	3	3	4	3
New losses greater than $4,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Case reserve development above $250,000	16	13	7	8	13	13	12	12	15	24	28	37	44	50

Large losses total	52	41	37	32	36	43	36	41	69	77	110	120	162	156

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*NM	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	19

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2007

(Dollars in millions)
											12/31/2007	12/31/2006	Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$21.1	$16.9	$8.5	$1.3	$7.1	$2.0	$0.6	$15.5	$22.8	$4.8	$100.6	$94.2	8.1	4.9	6.7
AZ	13.6	6.1	9.6	0.3	1.0	0.8	0.6	0.0	0.2	0.1	32.3	30.1	7.1	(0.5)	7.0
AR	10.5	9.6	6.0	5.2	3.6	1.3	0.4	2.6	2.9	0.8	42.9	45.3	(5.6)	(4.5)	(5.4)
DE	1.1	0.6	0.7	1.9	0.1	0.0	0.0	0.0	0.0	0.0	4.5	3.7	23.6	183.0	23.6
FL	36.3	25.5	13.4	1.8	3.1	2.7	1.0	12.4	23.4	3.6	123.2	121.5	(1.5)	8.4	1.4
GA	28.7	21.6	19.3	12.4	7.0	7.1	0.8	30.7	26.0	7.0	160.7	157.2	5.0	(1.7)	2.2
ID	9.4	4.4	4.9	0.2	0.9	0.9	0.3	0.0	0.0	0.0	20.9	17.0	22.7	(96.2)	22.6
IL	79.5	46.3	31.0	60.9	13.4	8.2	3.1	23.9	18.9	6.2	291.5	303.3	(3.9)	(3.9)	(3.9)
IN	51.2	38.3	25.2	30.1	7.9	7.5	2.3	27.2	25.7	6.7	222.3	229.9	(2.3)	(5.9)	(3.3)
IA	21.0	14.8	9.3	24.0	4.5	2.6	1.3	4.3	4.3	1.8	88.0	89.1	(0.2)	(7.5)	(1.1)
KS	7.6	7.6	4.4	7.1	3.2	1.4	0.4	4.8	6.2	1.3	44.0	42.4	7.3	(4.5)	3.7
KY	22.1	19.3	14.3	3.8	5.1	3.2	0.9	19.3	15.0	3.9	106.9	106.2	2.2	(2.2)	0.6
MD	14.6	6.4	10.6	12.6	1.0	1.8	0.3	(0.0)	1.4	0.5	49.2	47.1	4.4	3.8	4.4
MI	38.3	24.2	16.7	20.2	12.5	6.1	1.7	12.5	15.5	3.3	150.9	166.3	(9.1)	(10.0)	(9.3)
MN	25.9	17.0	10.0	8.3	3.9	2.5	1.1	6.3	5.4	2.9	83.4	84.5	0.2	(8.1)	(1.3)
MO	27.7	20.3	12.9	19.4	5.3	2.4	1.2	2.6	4.2	0.9	96.9	92.4	7.0	(14.3)	4.9
MT	14.4	7.3	7.1	0.1	0.9	0.4	0.4	0.1	0.1	0.0	30.6	28.6	7.0	4.0	7.0
NE	6.8	5.5	3.5	8.6	1.4	1.0	0.4	1.0	1.2	0.3	29.7	32.0	(5.9)	(19.2)	(7.2)
NH	2.8	1.9	1.4	2.4	0.8	0.5	0.1	0.7	0.7	0.4	11.8	12.1	(1.8)	(8.6)	(2.9)
NY	32.9	7.6	10.3	2.4	1.5	3.6	0.6	0.0	0.0	0.0	59.0	50.4	17.1	10.8	17.1
NC	44.4	30.2	23.1	28.9	12.4	7.9	1.4	1.0	1.6	2.5	153.5	149.3	3.2	(7.0)	2.8
ND	5.1	3.6	2.6	0.0	0.8	0.6	0.2	0.6	0.6	0.2	14.3	12.6	16.6	(12.1)	13.2
OH	160.4	93.0	70.5	(0.4)	21.5	25.9	4.5	132.0	92.4	30.5	630.3	668.3	(6.3)	(4.8)	(5.7)
PA	47.9	28.8	29.1	53.8	9.8	5.9	1.7	8.0	6.4	3.3	194.8	198.6	(2.1)	(0.5)	(1.9)
SC	14.6	9.7	9.1	5.6	2.4	2.9	0.4	0.0	0.1	0.2	44.9	43.7	2.8	28.1	2.9
SD	4.5	2.9	2.3	4.3	0.4	0.5	0.2	0.0	0.0	0.0	15.1	14.2	6.8	(10.9)	6.7
TN	26.2	18.4	15.2	12.9	8.6	4.1	1.0	8.2	8.6	3.0	106.2	104.3	1.2	4.5	1.8
UT	11.7	4.1	5.0	0.0	0.4	1.6	0.3	0.0	0.0	0.0	23.2	18.5	25.4	12.7	25.4
VT	5.4	4.3	2.9	7.5	1.1	0.8	0.3	0.8	0.9	0.3	24.2	22.8	6.9	(2.8)	6.0
VA	34.0	24.9	22.5	23.3	4.9	5.4	1.1	10.0	8.3	2.9	137.2	143.3	(4.4)	(3.6)	(4.3)
WV	8.6	6.1	5.9	0.0	2.3	1.0	0.3	0.0	0.9	0.3	25.4	26.3	(3.5)	(6.6)	(3.6)
WI	29.8	18.2	12.6	25.2	4.7	2.4	1.6	9.3	7.6	3.3	114.7	119.0	(2.8)	(7.8)	(3.7)
All Other	5.3	4.3	4.1	4.9	0.1	1.4	0.2	0.0	0.2	0.0	20.7	19.1	8.2	11.6	8.3

Total	$863.2	$549.9	$424.1	$389.1	$153.7	$116.4	$30.9	$333.9	$301.5	$91.0	$3,253.6	$3,293.5	(0.5)	(3.5)	(1.2)
Other Direct	1.0	1.5	0.8	6.7	0.4	0.0	0.0	0.9	2.6	1.8	15.7	18.6	(17.9)	15.7	(15.6)

Total Direct	$864.2	$551.4	$424.9	$395.8	$154.1	$116.4	$30.9	$334.8	$304.1	$92.8	$3,269.3	$3,312.1	(0.7)	(3.4)	(1.3)

2007 Fourth-Quarter and Full-Year Financial Supplement	20

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Commercial casualty:
Written premiums	$189	$179	$218	$245	$204	$196	$209	$228	$462	$437	$641	$634	$830	$838
Earned premiums	204	205	209	209	219	207	208	197	418	405	623	613	827	831
Loss and loss expenses ratio	32.0%	63.7%	54.6%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%	57.4%	50.8%	51.1%	53.0%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	32.0%	63.7%	54.6%	53.5%	58.8%	49.4%	51.8%	51.3%	54.2%	51.6%	57.4%	50.8%	51.1%	53.0%

Commercial property:
Written premiums	$116	$120	$125	$138	$124	$126	$122	$134	$263	$256	$383	$381	$499	$505
Earned premiums	124	125	125	123	123	123	123	121	248	244	373	367	497	491
Loss and loss expenses ratio	32.9%	61.5%	45.8%	53.6%	47.0%	54.9%	55.8%	72.6%	49.7%	64.2%	53.7%	61.0%	48.5%	57.5%
Less catastrophe loss ratio	—	(1.4)	3.2	6.9	7.1	9.9	15.9	22.7	5.0	19.3	2.9	16.1	2.2	13.9

Loss and loss expenses excluding catastrophe loss ratio	32.9%	62.9%	42.6%	46.7%	39.9%	45.0%	39.9%	49.9%	44.7%	44.9%	50.8%	44.9%	46.3%	43.6%

Commercial auto:
Written premiums	$100	$92	$112	$124	$105	$105	$115	$126	$236	$240	$329	$345	$429	$450
Earned premiums	110	108	110	113	116	113	112	112	223	224	331	337	440	453
Loss and loss expenses ratio	60.3%	66.9%	62.9%	64.6%	58.5%	72.8%	57.0%	57.7%	63.4%	57.4%	64.5%	62.5%	63.5%	61.5%
Less catastrophe loss ratio	(0.2)	0.4	—	(0.2)	0.6	(0.5)	3.1	0.6	—	1.9	0.1	1.0	—	0.9

Loss and loss expenses excluding catastrophe loss ratio	60.5%	66.5%	62.9%	64.8%	57.9%	73.3%	53.9%	57.1%	63.4%	55.5%	64.4%	61.5%	63.5%	60.6%

Workers’ compensation:
Written premiums	$88	$84	$92	$113	$91	$85	$91	$111	$206	$203	$289	$288	$378	$379
Earned premiums	93	94	95	92	95	93	90	88	187	178	280	271	373	366
Loss and loss expenses ratio	113.6%	82.0%	66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%	75.0%	84.1%	84.6%	85.4%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	113.6%	82.0%	66.8%	76.5%	89.3%	90.3%	83.1%	78.6%	71.5%	80.8%	75.0%	84.1%	84.6%	85.4%

Specialty package:
Written premiums	$36	$34	$36	$41	$35	$35	$34	$40	$77	$74	$111	$109	$146	$144
Earned premiums	36	36	37	36	35	35	35	36	73	71	109	106	146	141
Loss and loss expenses ratio	41.9%	76.7%	49.9%	69.6%	44.9%	74.2%	82.1%	64.3%	59.6%	73.1%	65.3%	73.5%	59.4%	66.3%
Less Catastrophe loss ratio	0.6	6.2	2.6	7.0	5.8	7.1	29.2	3.6	4.7	16.2	5.2	13.3	4.1	11.4

Loss and loss expenses excluding catastrophe loss ratio	41.3%	70.5%	47.3%	62.6%	39.1%	67.1%	52.9%	60.7%	54.9%	56.9%	60.1%	60.2%	55.3%	54.9%

Surety and executive risk:
Written premiums	$26	$28	$23	$25	$23	$28	$24	$22	$48	$46	$76	$74	$102	$97
Earned premiums	27	25	24	24	24	24	24	21	47	45	73	69	100	93
Loss and loss expenses ratio	55.7%	36.5%	49.3%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%	36.7%	55.6%	41.8%	50.7%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	55.7%	36.5%	49.3%	24.0%	36.3%	47.3%	89.6%	26.5%	36.7%	60.1%	36.7%	55.6%	41.8%	50.7%

Machinery and equipment:
Written premiums	$7	$7	$7	$7	$7	$7	$8	$7	$14	$15	$22	$22	$29	$29
Earned premiums	7	7	7	7	7	7	7	7	14	14	21	20	28	27
Loss and loss expense ratio	27.8%	34.7%	20.4%	28.2%	62.4%	45.2%	27.0%	32.2%	24.3%	29.6%	27.8%	34.8%	27.8%	42.0%
Less catastrophe loss ratio	(0.8)	1.3	—	(1.6)	(0.5)	2.1	—	—	(0.8)	0.1	(0.1)	0.8	(0.3)	0.4

Loss and loss expense excluding catastrophe loss ratio	28.6%	33.4%	20.4%	29.8%	62.9%	43.1%	27.0%	32.2%	25.1%	29.5%	27.9%	34.0%	28.1%	41.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Fourth-Quarter and Full-Year Financial Supplement	21

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Personal auto:
Written premiums	$75	$92	$93	$72	$79	$96	$104	$79	$164	$184	$256	$279	$332	$359
Earned premiums	83	85	86	88	91	95	98	101	174	199	259	294	342	385
Loss and loss expenses ratio	65.3%	67.7%	67.6%	66.5%	74.3%	60.6%	65.8%	60.1%	67.1%	62.9%	67.3%	62.2%	66.8%	65.0%
Less catastrophe loss ratio	(0.3)	0.7	(0.3)	(2.3)	5.7	1.4	3.6	0.8	(1.3)	2.2	(0.6)	2.0	(0.6)	2.8

Loss and loss expenses excluding catastrophe loss ratio	65.6%	67.0%	67.9%	68.8%	68.6%	59.2%	62.2%	59.3%	68.4%	60.7%	67.9%	60.2%	67.4%	62.2%

Homeowner:
Written premiums	$66	$77	$80	$61	$66	$79	$83	$62	$141	$144	$218	$224	$284	$290
Earned premiums	71	70	72	71	70	72	74	73	143	146	214	219	285	289
Loss and loss expenses ratio	36.6%	82.7%	66.9%	50.0%	80.8%	93.9%	93.1%	64.0%	58.5%	78.6%	66.5%	83.7%	59.0%	83.0%
Less catastrophe loss ratio	(2.3)	15.6	8.3	(7.5)	36.0	15.0	33.1	11.1	0.4	22.1	5.4	19.8	3.5	23.7

Loss and loss expenses excluding catastrophe loss ratio	38.9%	67.1%	58.6%	57.5%	44.8%	78.9%	60.0%	52.9%	58.1%	56.5%	61.1%	63.9%	55.5%	59.3%

Other personal:
Written premiums	$21	$23	$24	$20	$21	$23	$24	$20	$44	$44	$67	$67	$88	$87
Earned premiums	22	22	22	22	22	22	22	22	43	45	65	66	87	88
Loss and loss expenses ratio	24.1%	57.9%	62.8%	43.4%	45.6%	63.3%	80.9%	47.4%	53.1%	64.2%	54.7%	63.9%	47.0%	59.4%
Less Catastrophe loss ratio	0.6	3.7	3.5	(0.1)	9.9	5.2	10.8	3.8	1.3	7.4	2.0	6.6	1.7	7.4

Loss and loss expenses excluding catastrophe loss ratio	23.5%	54.2%	59.3%	43.5%	35.7%	58.1%	70.1%	43.6%	51.8%	56.8%	52.7%	57.3%	45.3%	52.0%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Fourth-Quarter and Full-Year Financial Supplement	22

Cincinnati Insurance Group
Quarterly Detailed Loss Analysis

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$515	$558	$484	$472	$539	$526	$468	$414	$956	$882	$1,515	$1,407	$2,029	$1,947
Loss and loss expenses — prior AY’s	(118)	(47)	(40)	(18)	(81)	(37)	(13)	18	(58)	5	(106)	(32)	(223)	(113)
Catastrophes — current AY	(1)	15	15	17	42	29	67	38	31	105	48	134	46	176
Catastrophes — prior AY’s	(1)	(2)	(4)	(13)	2	(2)	(3)	1	(17)	(2)	(20)	(4)	(20)	(2)

Total	$395	$524	$455	$458	$502	$516	$519	$471	$912	$990	$1,437	$1,505	$1,832	$2,008

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY	66.3%	71.9%	61.6%	60.2%	67.2%	66.4%	59.1%	53.2%	60.9%	56.2%	64.5%	59.7%	64.9%	61.6%
Loss and loss expenses — prior AY’s	(15.2)	(6.2)	(5.1)	(2.3)	(10.1)	(4.7)	(1.7)	2.4	(3.7)	0.3	(4.5)	(1.3)	(7.1)	(3.6)
Catastrophes — current AY	(0.1)	2.0	1.9	2.1	5.4	3.7	8.5	4.9	2.0	6.7	2.0	5.7	1.4	5.6
Catastrophes — prior AY’s	(0.1)	(0.3)	(0.5)	(1.7)	0.2	(0.2)	(0.5)	0.2	(1.1)	(0.2)	(0.9)	(0.2)	(0.6)	(0.1)

Total	50.9%	67.4%	57.9%	58.3%	62.6%	65.2%	65.3%	60.6%	58.1%	63.0%	61.1%	63.9%	58.6%	63.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$412	$433	$370	$357	$421	$396	$349	$310	$727	$659	$1,159	$1,054	$1,571	$1,476
Loss and loss expenses — prior AY’s	(102)	(38)	(40)	(13)	(64)	(33)	(15)	14	(53)	(1)	(91)	(34)	(193)	(98)
Catastrophes — current AY	—	5	8	13	9	15	35	28	21	63	27	78	26	87
Catastrophes — prior AY’s	0	(4)	(3)	(3)	2	(1)	(1)	1	(6)	—	(10)	(1)	(10)	1

Total	$310	$396	$335	$354	$368	$377	$368	$353	$689	$721	$1,085	$1,097	$1,394	$1,466

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY	68.5%	72.2%	61.0%	59.0%	67.9%	65.7%	58.3%	53.3%	60.0%	55.8%	64.0%	59.2%	65.2%	61.4%
Loss and loss expenses — prior AY’s	(17.0)	(6.4)	(6.6)	(2.1)	(10.3)	(5.5)	(2.5)	2.5	(4.3)	0.0	(5.0)	(1.9)	(8.0)	(4.1)
Catastrophes — current AY	0.0	0.9	1.4	2.2	1.6	2.5	5.9	4.8	1.8	5.4	1.6	4.4	1.1	3.7
Catastrophes — prior AY’s	(0.0)	(0.8)	(0.5)	(0.4)	0.3	(0.2)	(0.4)	0.2	(0.5)	(0.1)	(0.6)	(0.1)	(0.4)	—

Total	51.5%	66.0%	55.3%	58.6%	59.5%	62.6%	61.3%	60.8%	57.0%	61.1%	60.0%	61.6%	57.9%	61.0%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$103	$125	$114	$115	$118	$130	$119	$104	$229	$223	$356	$353	$458	$471
Loss and loss expenses — prior AY’s	(16)	(9)	—	(5)	(17)	(4)	2	4	(5)	6	(15)	2	(30)	(15)
Catastrophes — current AY	(1)	10	7	4	33	14	32	10	10	42	21	56	20	89
Catastrophes — prior AY’s	(1)	2	(1)	(10)	—	(1)	(2)	—	(11)	(2)	(10)	(3)	(10)	(3)

Total	$85	$128	$120	$104	$134	$139	$151	$118	$223	$269	$352	$408	$438	$542

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY	58.5%	70.8%	63.3%	64.4%	64.9%	68.8%	61.5%	53.1%	63.8%	57.3%	66.1%	61.0%	64.2%	61.9%
Loss and loss expenses — prior AY’s	(8.9)	(5.3)	(0.1)	(3.0)	(9.4)	(2.2)	0.7	2.0	(1.5)	1.4	(2.8)	0.3	(4.2)	(2.0)
Catastrophes — current AY	(0.7)	5.9	3.8	2.0	18.1	7.3	16.4	5.1	2.9	10.7	3.9	9.7	2.7	11.7
Catastrophes — prior AY’s	(0.3)	1.1	(0.3)	(6.1)	(0.2)	(0.3)	(0.8)	(0.1)	(3.2)	(0.4)	(1.8)	(0.5)	(1.4)	(0.4)

Total	48.6%	72.5%	66.7%	57.3%	73.4%	73.7%	77.9%	60.1%	62.0%	69.0%	65.4%	70.5%	61.3%	71.2%

2007 Fourth-Quarter and Full-Year Financial Supplement	23

Cincinnati Insurance Group
10-Year Property Casualty Data — Consolidated

(Dollars in millions)	Years ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Premiums
Adjusted written premiums (statutory)*	$3,149	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558
Codification	—	—	—	—	—	—	402	(55)	—	—
Written premium adjustment — statutory only	(32)	6	(21)	(29)	26	117	—	—	—	—

Reported written premiums (statutory)**	3,117	3,178	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558
Unearned premiums change	8	(14)	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)

Earned premiums (GAAP)	$3,125	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543

Year-over-year growth rate:
Adjusted written premiums (statutory)	(0.7)%	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	6%
Written premiums (statutory)	(1.9)%	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%
Earned premiums	(1.2)%	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%

Statutory combined ratio
Reported statutory combined ratio*	90.3%	93.9%	89.0	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%
Codification	—	—	—	—	—	—	4.1	(0.9)	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	1.2	—	—	—	—
One-time item	—	—	—	—	0.8	—	—	(1.7)	—	—

Statutory combined ratio (adjusted)	90.3%	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%
Less catastrophe losses	0.8	5.5	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1

Statutory combined ratio excluding catastrophe losses (adjusted)	89.5%	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	—	—	—	—	—	—	2.6	(0.5)	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	0.8	—	—	—	—
One-time item	—	—	—	—	—	—	—	—	—	—

Commission expense ratio (adjusted)	19.2%	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	12.5%	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	—	—	—	—	—	—	1.5	(0.4)	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	0.4	—	—	—	—
One-time item	—	—	—	—	0.8	—	—	(1.7)	—	—

Other expense ratio (adjusted)	12.5%	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	31.7%	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	—	—	—	—	—	—	4.1	(0.9)	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	1.2	—	—	—	—
One-time item	—	—	—	—	0.8	—	—	(1.7)	—	—

Statutory expense ratio (adjusted)	31.7%	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	90.3%	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%
One-time item	—	—	—	—	0.8	—	—	(2.1)	—	—

GAAP combined ratio before one-time item	90.3%	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.731	0.668	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.007)	0.001	(0.005)	(0.007)	0.010	0.050	0.159

Reported premiums to statutory surplus ratio	0.724	0.669	0.734	0.714	1.012	1.117	1.023

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**	Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2007 Fourth-Quarter and Full-Year Financial Supplement	24

Cincinnati Insurance Group
6-Year Property Casualty Data — Commercial Lines

(Dollars in millions)	Years ended December 31,
	2007	2006	2005	2004	2003	2002

Premiums
Adjusted written premiums (statutory)*	$2,444	$2,435	$2,306	$2,209	$2,009	$1,795
Codification	—	—	—	—	—	—
Written premium adjustment — statutory only	(31)	7	(16)	(23)	22	110

Reported written premiums (statutory)	$2,413	$2,442	$2,290	$2,186	$2,031	$1,905
Unearned premiums change	(2)	(40)	(36)	(60)	(123)	(184)

Earned premiums (GAAP)	$2,411	$2,402	$2,254	$2,126	$1,908	$1,721

Year-over-year growth rate:
Adjusted written premiums (statutory)	0.4%	5.6%	4.4%	10.0%	11.9%	15.8%
Written premiums (statutory)	(1.2)%	6.7%	4.7%	7.6%	6.6%	4.2%
Earned premiums	0.4%	6.6%	6.0%	11.4%	10.8%	18.6%

Statutory combined ratio
Reported statutory combined ratio*	89.2%	90.8%	87.1%	83.7%	90.9%	95.3%
Codification	—	—	—	—	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	1.5
One-time item	—	—	—	—	0.7	—

Statutory combined ratio (adjusted)	89.2%	90.8%	87.1%	83.7%	91.6%	96.8%
Less catastrophe losses	0.6	3.7	3.4	3.4	2.2	2.3

Statutory combined ratio excluding catastrophe losses (adjusted)	88.6%	87.1%	83.7%	80.3%	89.4%	94.5%

GAAP combined ratio
GAAP combined ratio	89.2%	91.3%	87.4%	84.1%	91.3%	96.6%
One-time item	—	—	—	—	0.8	—

GAAP combined ratio before one-time item	89.2%	91.3%	87.4%	84.1%	92.1%	96.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	25

Cincinnati Insurance Group
6-Year Property Casualty Data — Personal Lines

(Dollars in millions)	Years ended December 31,
	2007	2006	2005	2004	2003	2002

Premiums
Adjusted written premiums (statutory)*	$705	$737	$791	$817	$780	$701
Codification	—	—	—	—	—	—
Written premium adjustment — statutory only	(1)	(1)	(5)	(6)	4	7

Reported written premiums (statutory)	$704	$736	$786	$811	$784	$708
Unearned premiums change	10	26	18	(18)	(39)	(38)

Earned premiums (GAAP)	$714	$762	$804	$793	$745	$670

Year-over-year growth rate:
Adjusted written premiums (statutory)	(4.3)%	(6.8)%	(3.2)%	4.7%	12.0%	9.8%
Written premiums (statutory)	(4.4)%	(6.4)%	(3.1)%	3.4%	10.8%	(7.2)%
Earned premiums	(6.3)%	(5.2)%	1.4%	6.4%	11.2%	8.1%

Statutory combined ratio
Reported statutory combined ratio*	94.1%	103.6%	94.3	104.6%	102.9%	106.5%
Codification	—	—	—	—	—	—
Written premium adjustment — statutory only	nm	nm	nm	nm	nm	0.3
One-time item	—	—	—	—	1.0	—

Statutory combined ratio (adjusted)	94.1%	103.6%	94.3%	104.6%	103.9%	106.8%
Less catastrophe losses	1.3	11.3	6.3	9.7	7.3	7.1

Statutory combined ratio excluding catastrophe losses (adjusted)	92.8%	92.3%	88.0%	94.9%	96.6%	99.7%

GAAP combined ratio
GAAP combined ratio	93.9%	103.6%	94.4%	105.0%	103.6%	107.6%
One-time item	—	—	—	—	1.1	—

GAAP combined ratio before one-time item	93.9%	103.6%	94.4%	105.0%	104.7%	107.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm	— Not meaningful

*	Satutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	26

Cincinnati Insurance Group
Quarterly Property Casualty Data — Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Premiums
Adjusted written premiums (statutory)	$749	$779	$808	$811	$785	$787	$804	$796	$1,619	$1,600	$2,398	$2,387	$3,149	$3,172
Written premium adjustment — statutory only	(25)	(43)	2	35	(30)	(7)	10	33	37	43	(6)	36	(32)	6

Reported written premiums (statutory)*	$724	$736	$810	$846	$755	$780	$814	$829	$1,656	$1,643	$2,392	$2,423	$3,117	$3,178
Unearned premiums change	53	41	(23)	(61)	47	11	(21)	(51)	(85)	(72)	(44)	(61)	8	(14)

Earned premiums	$777	$777	$787	$785	$802	$791	$793	$778	$1,571	$1,571	$2,348	$2,362	$3,125	$3,164

Statutory combined ratio
Statutory combined ratio	87.8%	98.7%	87.7%	87.7%	95.9%	96.4%	93.7%	89.6%	87.7%	91.7%	91.3%	93.2%	90.3%	93.9%
Less catastrophe losses	(0.3)	1.7	1.4	0.4	5.5	3.5	8.0	5.0	0.9	6.5	1.2	5.5	0.8	5.5

Statutory combined ratio excluding catastrophe losses	88.1%	97.0%	86.3%	87.3%	90.4%	92.9%	85.7%	84.6%	86.8%	85.2%	90.1%	87.7%	89.5%	88.4%

Commission expense ratio	23.1%	18.1%	18.1%	18.0%	19.9%	19.3%	17.6%	18.2%	18.0%	17.9%	18.0%	18.3%	19.2%	18.7%
Other expense ratio	13.9	13.2	11.7	11.4	13.4	11.9	10.8	10.8	11.6	10.8	12.1	11.2	12.5	11.7

Statutory expense ratio	37.0%	31.3%	29.8%	29.4%	33.3%	31.2%	28.4%	29.0%	29.6%	28.7%	30.1%	29.5%	31.7%	30.4%

GAAP combined ratio
GAAP combined ratio	85.6%	97.3%	88.6%	89.6%	94.5%	96.1%	94.5%	92.0%	89.1%	93.3%	91.8%	94.2%	90.3%	94.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	27

Cincinnati Insurance Group
Quarterly Property Casualty Data — Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Premiums
Adjusted written premiums (statutory)	$586	$587	$611	$658	$618	$589	$593	$635	$1,269	$1,228	$1,857	$1,817	$2,444	$2,435
Written premium adjustment — statutory only	(24)	(43)	2	35	(29)	(7)	10	33	37	43	(6)	36	(31)	7

Reported written premiums (statutory)*	$562	$544	$613	$693	$589	$582	$603	$668	$1,306	$1,271	$1,851	$1,853	$2,413	$2,442
Unearned premiums change	39	56	(6)	(89)	30	20	(4)	(86)	(96)	(90)	(41)	(70)	(2)	(40)

Earned premiums	$601	$600	$607	$604	$619	$602	$599	$582	$1,210	$1,181	$1,810	$1,783	$2,411	$2,402

Statutory combined ratio
Statutory combined ratio	89.7%	97.3%	84.4%	86.5%	92.4%	94.1%	89.6%	87.5%	85.4%	88.6%	89.2%	90.3%	89.2%	90.8%
Less catastrophe losses	—	0.2	0.8	1.8	1.9	2.3	5.6	5.1	1.3	5.3	0.9	4.3	0.6	3.7

Statutory combined ratio excluding catastrophe losses	89.7%	97.1%	83.6%	84.7%	90.5%	91.8%	84.0%	82.4%	84.1%	83.3%	88.3%	86.0%	88.6%	87.1%

GAAP combined ratio
GAAP combined ratio	87.3%	95.4%	85.2%	88.9%	91.1%	93.4%	90.3%	90.5%	87.0%	90.4%	89.8%	91.4%	89.2%	91.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	28

Cincinnati Insurance Group
Quarterly Property Casualty Data — Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	6/30/07	6/30/06	9/30/07	9/30/06	12/31/07	12/31/06

Premiums
Adjusted written premiums (statutory)	$163	$192	$197	$153	$167	$198	$211	$161	$350	$372	$541	$570	$705	$737
Written premium adjustment — statutory only	(1)	—	—	—	(1)	—	—	—	—	—	—	—	(1)	(1)

Reported written premiums (statutory)*	$162	$192	$197	$153	$166	$198	$211	$161	$350	$372	$541	$570	$704	$736
Unearned premiums change	14	(15)	(17)	28	17	(9)	(17)	35	11	18	(3)	9	10	26

Earned premiums	$176	$177	$180	$181	$183	$189	$194	$196	$361	$390	$538	$579	$714	$762

Statutory combined ratio
Statutory combined ratio	81.4%	103.6%	98.6%	93.5%	107.7%	104.0%	106.4%	98.1%	95.8%	101.6%	98.3%	102.3%	94.1%	103.6%
Less catastrophe losses	(1.0)	7.0	3.5	(4.1)	17.9	7.1	15.6	5.0	(0.3)	10.3	2.1	9.2	1.3	11.3

Statutory combined ratio excluding catastrophe losses	82.4%	96.6%	95.1%	97.6%	89.8%	96.9%	90.8%	93.1%	96.1%	91.3%	96.2%	93.1%	92.8%	92.3%

GAAP combined ratio
GAAP combined ratio	79.7%	103.8%	99.9%	92.0%	106.0%	104.4%	107.6%	96.4%	96.0%	102.0%	98.6%	102.8%	93.9%	103.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm	— Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	29

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2007	2006	Change	% Change	2007	2006	Change	% Change
Revenues:
Premiums earned:
Property casualty	$—	$—	$—	—	$—	$—	$—	—
Life	46,505,810	43,271,070	3,234,740	7.48	171,169,598	152,590,039	18,579,559	12.18
Accident health	1,836,071	1,703,987	132,084	7.75	6,977,193	6,652,508	324,685	4.88
Premiums ceded	(16,517,832)	(16,299,863)	(217,969)	1.34	(53,116,719)	(52,765,624)	(351,095)	0.67
Total premiums earned	31,824,049	28,675,194	3,148,855	10.98	125,030,072	106,476,923	18,553,149	17.42
Investment income	29,822,571	27,053,035	2,769,536	10.24	114,416,869	107,656,860	6,760,009	6.28
Realized investment gains and losses	(11,519,842)	2,533,775	(14,053,617)	(554.65)	40,231,015	44,861,000	(4,629,985)	(10.32)
Other income	982,465	992,375	(9,910)	(1.00)	4,444,171	3,552,294	891,877	25.11
Total revenues	$51,109,243	$59,254,379	$(8,145,136)	(13.75)	$284,122,127	$262,547,077	$21,575,050	8.22

Benefits & expenses:
Losses & policy benefits	$45,653,794	$43,696,578	$1,957,216	4.48	$173,523,103	$161,984,990	$11,538,113	7.12
Reinsurance recoveries	(10,639,102)	(13,247,792)	2,608,690	(19.69)	(40,293,602)	(39,953,090)	(340,512)	0.85
Commissions	5,260,123	5,925,823	(665,700)	(11.23)	25,196,794	25,819,712	(622,918)	(2.41)
Other operating expenses	11,284,880	12,192,870	(907,990)	(7.45)	34,666,846	31,977,077	2,689,769	8.41
Interest expense	—	98,000	(98,000)	—	—	98,000	(98,000)	—
Taxes, licenses & fees	848,388	935,887	(87,499)	(9.35)	3,605,001	3,080,836	524,165	17.01
Incr deferred acq expense	(2,790,742)	(3,479,444)	688,702	(19.79)	(11,521,719)	(17,717,144)	6,195,425	(34.97)
Other expenses	—	1	(1)	—	108	109	(1)	(0.92)
Total expenses	$49,617,341	$46,121,923	$3,495,418	7.58	$185,176,531	$165,290,490	$19,886,041	12.03

Income before income taxes	$1,491,902	$13,132,456	$(11,640,554)	(88.64)	$98,945,596	$97,256,587	$1,689,009	1.74

Provision for income taxes:
Current	$3,120,097	$953,701	$2,166,396	227.16	$7,629,012	$6,273,558	$1,355,454	21.61
Current capital gains/losses	(4,026,945)	947,821	(4,974,766)	(524.86)	14,230,855	15,879,350	(1,648,495)	(10.38)
Deferred	1,103,621	2,628,721	(1,525,100)	(58.02)	12,018,148	12,406,344	(388,196)	(3.13)
Total income taxes	$196,773	$4,530,243	$(4,333,470)	(95.66)	$33,878,015	$34,559,252	$(681,237)	(1.97)

Net income	$1,295,129	$8,602,213	$(7,307,084)	(84.94)	$65,067,581	$62,697,335	$2,370,246	3.78

2007 Fourth-Quarter and Full-Year Financial Supplement	30

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2007	2006	% Change	2007	2006	% Change
Net premiums written	$38,097,174	$38,109,979	(0.03)	$157,997,206	$153,442,227	2.97
Net investment income	29,823,157	27,053,035	10.24	114,430,186	107,656,860	6.29
Amortization of interest maintenance reserve	(306,167)	59,928	(610.89)	(1,034,092)	160,205	(745.48)
Commissions and expense allowances on reinsurance ceded	2,514,434	2,482,659	1.28	8,979,277	8,261,423	8.69
Income from fees associated with Separate Accounts	982,464	992,375	(1.00)	4,444,171	3,552,294	25.11
Total revenues	$71,111,062	$68,697,977	3.51	$284,816,748	$273,073,009	4.30

Death benefits and matured endowments	$8,229,655	$8,866,654	(7.18)	$35,482,168	$38,964,236	(8.94)
Annuity benefits	7,791,125	8,580,838	(9.20)	36,619,626	35,200,488	4.03
Disability benefits and benefits under accident and health contracts	463,903	415,184	11.73	2,095,255	1,630,523	28.50
Surrender benefits and group conversions	5,907,638	5,991,218	(1.40)	23,386,683	22,251,863	5.10
Interest and adjustments on deposit-type contract funds	2,867,654	2,380,022	20.49	9,589,747	9,394,586	2.08
Increase in aggregate reserves for life and accident and health contracts	24,127,339	23,436,742	2.95	95,838,523	95,336,456	0.53
Payments on supplementary contracts with life contingencies	85,404	77,083	10.79	344,229	308,744	11.49
Total benefit expenses	$49,472,718	$49,747,741	(0.55)	$203,356,231	$203,086,897	0.13

Commissions	$7,956,702	$8,344,872	(4.65)	$33,973,217	$33,700,524	0.81
General insurance expenses and taxes	9,984,268	11,073,587	(9.84)	39,262,688	35,288,388	11.26
Increase in loading on deferred and uncollected premiums	(528,755)	200,324	(363.95)	(5,865,915)	(4,278,539)	(37.10)
Net transfers to or (from) Separate Accounts	—	—	—	(215,913)	(211,220)	(2.22)
Other deductions	—	—	—	108	109	(0.59)
Total operating expenses	$17,412,215	$19,618,783	(11.25)	$67,154,185	$64,499,261	4.12

Federal and Foreign Income Taxes Incurred	2,975,587	950,983	212.90	7,422,682	5,973,699	24.26

Net gain from operations before realized capital gains or (losses)	$1,250,542	$(1,619,530)	177.22	$6,883,650	$(486,849)	1,513.92

Net realized gains or (losses) net of capital gains tax	(4,931,609)	1,306,320	(477.52)	32,400,952	28,946,326	11.93

Net Income (Statutory)	$(3,681,067)	$(313,210)	(1,075.27)	$39,284,602	$28,459,477	38.04

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2007 Fourth-Quarter and Full-Year Financial Supplement	31

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06	06/30/07	06/30/06	09/30/07	09/30/06	12/31/07	12/31/06

Gross Written Premiums	$55	$49	$54	$53	$54	$50	$51	$50	$107	$101	$156	$152	$211	$206
Bank Owned Life Insurance (BOLI) Adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted Gross Written Premiums	$55	$49	$54	$53	$54	$50	$51	$50	$107	$101	$156	$152	$211	$206

Insurance Expense	$8	$8	$9	$9	$10	$7	$7	$7	$18	$14	$26	$21	$34	$31

Expense Ratio	14.5%	16.3%	16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%	16.7%	14.0%	16.1%	15.0%
Expense Ratio based on Adjusted Gross Written Premium	14.5%	16.3%	16.7%	17.7%	17.8%	14.7%	13.5%	14.5%	16.8%	14.0%	16.7%	14.0%	16.1%	15.0%

(Dollars in millions)	Years ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000

Gross Written Premiums	$211	$206	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	—	—	—	(10)	—	(34)	—	(20)

Adjusted Gross Written Premiums	$211	$206	$249	$220	$173	$210	$122	$137

Insurance Expense	$34	$31	$29	$25	$25	$27	$25	$20

Expense Ratio	16.1%	15.0%	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	16.1%	15.0%	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2007 Fourth-Quarter and Full-Year Financial Supplement	32